                                                                                                              Exhibit 21
Subsidiaries of Hancock Holding Company

                                              Name                                Jurisdiction
                      -----------------------------------------------------   ---------------------
                      Hancock Bank                                                Mississippi
                      Hancock Bank of Louisiana                                    Louisiana
                      Hancock Bank of Florida                                       Florida
                      Magna Insurance Agency                                      Mississippi
                      The Financial Group, Inc.                                    Louisiana
                      The Gulfport Building, Inc.                                 Mississippi
                      Harrison Finance Company                                    Mississippi
                      Harrison Finance Company of Louisiana, Inc.                  Louisiana
                      Town Properties, Inc.                                       Mississippi
                      Hancock Insurance Agency                                    Mississippi
                      Hancock Insurance Agency of Alabama, Inc.                     Alabama
                      J Everett Eaves, Inc.                                        Louisiana
                      Hancock Bank Securities Corporation II                      Mississippi
                      Gulf South Technology Center, LLC                           Mississippi
                      Hancock Investment Services, Inc.                           Mississippi
                      Hancock Investment Services of MS, Inc.                     Mississippi
                      Hancock Investment Services of LA, Inc.                      Louisiana
                      Hancock Investment Services of FL, Inc.                       Florida
                      HBSC LLC                                                    Mississippi
                      HMC LLC                                                     Mississippi
                      HBLA Properties, LLC                                         Louisiana